                                                                       EXHIBIT 4

                                                                  EXECUTION COPY

                                 FIRST AMENDMENT

      FIRST AMENDMENT, dated as of August 13, 2004 (this "First Amendment"), in respect of the Second Amended and Restated Credit Agreement, dated as of October 22, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among THE SCOTTS COMPANY, an Ohio corporation (the "Borrower"), certain subsidiaries of the Borrower who are also borrowers from time to time under the Credit Agreement (the "Subsidiary Borrowers"), the several banks and other financial institutions and entities from time to time parties to the Credit Agreement (the "Lenders"), JPMORGAN CHASE BANK, as agent for the Lenders (in such capacity, the "Administrative Agent"), CITICORP NORTH AMERICA, INC., as syndication agent (the "Syndication Agent") and BANK OF AMERICA, N.A. and BANK ONE, NA, as co-documentation agents (the "Co-Documentation Agents").

                              W I T N E S S E T H:

      WHEREAS, the Borrower has requested that the Credit Agreement be amended
(i) to provide for the Term Loan Refinancing (as defined herein) and (ii) to effect certain other related amendments to the Credit Agreement;

      WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendments to the Credit Agreement, subject to the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

      1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in this First Amendment and the Credit Agreement.

      2.    Amendments to Subsection 1.1 (Definitions).

            (a) Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definitions to appear in alphabetical order:

            "Average Senior Secured Indebtedness" shall mean the average of the Senior Secured Indebtedness at the end of each of the four most recent consecutive fiscal quarters.

            "Existing Term Loans" shall mean the term loans made to the Borrower on the Closing Date in an aggregate outstanding principal amount as of the First Amendment Effective Date of $399,000,000.

            "First Amendment Effective Date" shall mean the date on which the conditions precedent set forth in paragraph 23 of the First Amendment to this Agreement, dated as of August 13, 2004 (the "First Amendment"), shall have been satisfied.

            "Incremental Amendment" shall have the meaning specified in subsection 2.28(c).

            "Incremental Term Facility" shall have the meaning specified in subsection 2.28(a).

            "Incremental Term Facility Closing Date" shall have the meaning specified in subsection 2.28(c).

            "Incremental Term Loans" shall have the meaning specified in subsection 2.28(a). "New Term Lender" shall have the meaning specified in subsection 2.28(c).

            "Second Acknowledgment and Confirmation of Guarantee and Collateral Agreements and Mortgages" shall mean the Second Acknowledgment and Confirmation of Guarantee and Collateral Agreements and Mortgages substantially in the form of Exhibit A to the First Amendment to this Agreement.

            "Senior Secured Leverage Ratio" shall mean, as at the last day of any fiscal quarter of the Borrower, the ratio of (i) Average Senior Secured Indebtedness of the Borrower and its Subsidiaries on such day to
      (ii) EBITDA for the four consecutive fiscal quarters ending on such day; provided any calculation of the above ratio following any Permitted Acquisition of all or substantially all of the business or assets of any Person or of any line of business of any Person made during the twelve-month period covered by such calculation shall be determined on a pro forma basis including (x) in Average Senior Secured Indebtedness the actual Senior Secured Indebtedness relating to such acquisition on and after the date of such acquisition and (y) in EBITDA the EBITDA of the acquired Person for any portion of such twelve-month period prior to such acquisition; provided further that for purposes of calculating pro forma Average Senior Secured Indebtedness, the amount of Senior Secured Indebtedness relating to a Permitted Acquisition shall be reduced by an amount equal to any cash acquired in such acquisition.

            "Senior Secured Indebtedness": shall mean, in respect of the Borrower at a particular date, any Indebtedness of the Borrower and its Subsidiaries (including the Indebtedness under this Agreement) that (a) is not contractually subordinated to the Indebtedness under this Agreement and (b) is secured by a Lien on any asset or assets of the Borrower or its Subsidiaries; provided that, for the purposes of calculating the Senior Secured Leverage Ratio, Senior Secured Indebtedness shall be reduced by excess cash balances set forth on the balance sheet of the Borrower on such date.

            "Term Facilities" shall mean, without duplication, the Tranche A Term Commitments and the Tranche A Term Loans made thereunder (the "Tranche A Term Facility") and the Tranche B Term Commitments and the Tranche B Term Loans made thereunder (the "Tranche B Term Facility").

            "Term Loan Refinancing" shall mean the prepayment in full of the Existing Term Loans with the proceeds of the Tranche A Term Loans and Tranche B Term Loans.

            "Tranche A Term Commitments" shall mean, as to any Tranche A Term Lender, the obligation of such Lender to make a Tranche A Term Loan to the Borrower hereunder in a principal amount not to exceed the amount agreed to by the Borrower, the Administrative Agent and such Lender. The original amount of the Tranche A Term Commitments as of the First Amendment Effective Date is $250,000,000.

            "Tranche A Term Lender" shall mean each Lender that has a Tranche A Term Commitment or that holds a Tranche A Term Loan.

            "Tranche A Term Loan" shall have the meaning specified in subsection 2.1(a)(i).

            "Tranche A Term Percentage" shall mean, as to any Lender at any time, the percentage which such Lender's Tranche A Term Commitment then constitutes of the aggregate Tranche A Term Commitments (or, at any time after the First Amendment Effective Date, the percentage which the aggregate principal amount of such Lender's Tranche A Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche A Term Loans then outstanding).

            "Tranche A Term Loan Termination Date" shall mean September 30,
      2009.

            "Tranche B Term Commitments" shall mean, as to any Tranche B Term Lender, the obligation of such Lender to make a Tranche B Term Loan to the Borrower hereunder in a principal amount not to exceed the amount agreed to by the Borrower, the Administrative Agent and such Lender. The original amount of the Tranche B Term Commitments as of the First Amendment Effective Date is $150,000,000.

            "Tranche B Term Lender" shall mean each Lender that has a Tranche B Term Commitment or that holds a Tranche B Term Loan.

            "Tranche B Term Loan" shall have the meaning specified in subsection 2.1(a)(ii).

            "Tranche B Term Percentage" shall mean, as to any Lender at any time, the percentage which such Lender's Tranche B Term Commitment then constitutes of the aggregate Tranche B Term Commitments (or, at any time after the First Amendment Effective Date, the percentage which the aggregate principal amount of such Lender's Tranche B Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche B Term Loans then outstanding).

            "Tranche B Term Loan Termination Date" shall mean September 30,
      2010.

            (b) Subsection 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definitions of: "Average Senior Indebtedness", "Senior Indebtedness", "Senior Leverage Ratio", "Term Loan Termination Date" and "Term Percentage".

            (c) The definition of " Aggregate Exposure" in subsection 1.1 of the Credit Agreement is hereby amended by (1) inserting the words "Tranche A" prior to the words "Term Loans", (2) renumbering subparagraph (ii) as subparagraph (iii), and (3) inserting the following new subparagraph (ii):

            ", (ii) the aggregate then unpaid principal amount of such Lender's Tranche B Term Loans".

            (d) The definition of "Applicable Margin" in subsection 1.1 of the Credit Agreement is hereby amended by deleting the proviso thereto.

            (e) The definition of "Commitment" in subsection 1.1 of the Credit Agreement is hereby amended by (1) inserting the words "Tranche A" prior to the words "Term Commitment" and (2) inserting the words "the Tranche B Term Commitment" after the comma following the words "Term Commitment".

            (f) The definition of "Facility" in subsection 1.1 of the Credit Agreement is hereby amended by deleting the words "the Term Commitments and the Term Loans made thereunder (the "Term Facility")" and inserting in lieu thereof the words "each Term Facility".

            (g)   The definition of "Majority Facility Lenders" in subsection
1.1 of the Credit Agreement is hereby amended by (1) deleting the word "the" prior to the words "Term Facility" and inserting in lieu thereof the word "each" and (2) inserting the words "under such Term Facility" following the words "Term Loans".

            (h) The definition of "Participants" in subsection 1.1 of the Credit Agreement is hereby amended by deleting the words "Term Loan Commitment" and inserting in lieu thereof the words "Term Commitments".

            (i) The definition of "Permitted Acquisitions" in subsection 1.1 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following new definition:

            "Permitted Acquisition" shall mean any acquisition of all or substantially all the assets of, or shares or other equity interests in, a Person or division or line of business of a Person or other significant assets of a Person (other than inventory, leases, materials and equipment and other assets in the ordinary course of business) if immediately after giving effect thereto: (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) 100% of the voting capital stock of any acquired or newly formed corporation, partnership, association or other business entity is owned directly by the Borrower or a wholly-owned Subsidiary and all actions required to be taken, if any, with respect to such acquired or newly formed subsidiary under subsection 6.11 shall have been taken or shall be planned to be taken in a manner reasonably satisfactory to the Administrative Agent,
      (iii) no Material Adverse Effect would be likely to result therefrom and
      (iv)(I) the Borrower shall be in compliance, on a fro forma basis after giving effect to such acquisition or formation, with the covenants contained in subsections 6.9 and 6.10 recomputed as at the last day of the most recently ended fiscal quarter of the Borrower as if such acquisition had occurred on the first day of each relevant period for testing such compliance and any savings associated with such acquisition had been achieved on the first day of such relevant period, and, in the case of an acquisition involving consideration in excess of $10,000,000, the Borrower shall have delivered to the Administrative Agent an officers' certificate to such effect, together with all relevant financial information for such subsidiary or assets (to the extent reasonably available), and (II) after giving effect to such transaction, any acquired or newly formed subsidiary shall not be liable for any Indebtedness (except for Indebtedness permitted by subsection 7.6) and (v) after giving effect to the consummation thereof, the aggregate amount of consideration (whether cash or property, as valued in good faith by the Board of Directors of the Borrower) for all Permitted Acquisitions since the First Amendment Effective Date shall not exceed $400,000,000 in the aggregate; provided that the limitation in subclause (v) above shall not be applicable to any such transaction to the extent that such transaction is financed with (A) consideration consisting of Capital Stock of the Borrower or proceeds from the issuance of the Capital Stock of the Borrower, (B) cash in an amount of up to 50% of the portion of the cumulative Excess Cash Flow plus 50% of the amount of any optional prepayments of Term Loans that reduced Excess Cash Flow pursuant to subclause (b)(iii) of the definition of "Excess Cash Flow" since the First Amendment Effective Date, to the extent that such aggregate amount has not been used for any prior Permitted Acquisitions, (C) the proceeds from Incremental Term Loans made under this Agreement in accordance with subsection 2.28 or (D) the Net Cash Proceeds of senior unsecured or subordinated notes issued pursuant to subsection 7.6(g)."

            (j)   The definition of "Reinvestment Prepayment Date" in subsection
1.1 of the Credit Agreement is hereby amended by deleting the word "six" therefrom and inserting in lieu thereof the word "twelve".

            (k)   The definition of "Required Prepayment Lenders" in subsection
1.1 of the Credit Agreement is hereby amended by deleting the word "the" prior to the words "Term Facility" and inserting in lieu thereof the word "each".

            (l) The definition of "Sold Receivables" in subsection 1.1 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following new definition:

            "Sold Receivables" shall mean Receivables originated by the Borrower or its Subsidiaries sold to the Receivables Subsidiary or any other Person pursuant to and securing obligations under any Receivables Purchase Facility for an amount not to exceed $200,000,000, at any time outstanding.

            (m) The definition of "Term Commitments" in subsection 1.1 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following new definition:

            "Term Commitments" shall mean, as to any Lender, such Lender's Tranche A Term Commitment and Tranche B Term Commitment, if any.

            (n) The definition of "Term Lender" in subsection 1.1 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following new definition:

            "Term Lender" shall mean each of the Tranche A Term Lenders and the Tranche B Term Lenders.

            (o) The definition of "Term Loan" in subsection 1.1 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following new definition:

            "Term Loan" shall mean each of the Tranche A Term Loans and the Tranche B Term Loans.

            (p) The definition of "Termination Date" in subsection 1.1 of the Credit Agreement is hereby amended by inserting the words "Tranche A Term Loan Termination Date, Tranche B" prior to the words "Term Loan Termination Date".

            (q) The definition of "Total Indebtedness" in subsection 1.1 of the Credit Agreement is hereby amended by (1) deleting the word "and" following subclause (a) thereof and inserting a comma in lieu thereof and (2) adding the following new subclause (c):

            "and (c) the aggregate principal amount of Sold Receivables".

      3. Amendment to Subsection 2.1 (Term Commitments). Subsection 2.1 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following new subsection 2.1:

            "2.1 Term Commitments. (a) Subject to the terms and conditions hereof, (i) each Tranche A Term Lender severally agrees to make a term loan (a "Tranche A Term Loan") denominated in Dollars to the Borrower on the First Amendment Effective Date in the amount of the Tranche A Term Commitment of such Lender and (ii) each Tranche B Term Lender severally agrees to make a term loan (a "Tranche B Term Loan") denominated in Dollars to the Borrower on the First Amendment Effective Date in the amount of the Tranche B Term Commitment of such Lender. The Term Loans may be LIBOR Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with subsection 2.2 and 2.14.

            (b) Notwithstanding the foregoing, in connection with the making of any Tranche A Term Loan pursuant to subparagraph (a)(i) above or Tranche B Term Loan pursuant to subparagraph (a)(ii), by giving telephonic or such other reasonably acceptable notice to the Administrative Agent prior to the First Amendment Effective Date, any Lender of Existing Term Loans may elect to convert all or part of the outstanding principal amount of such Lender's Existing Term Loans into a principal amount of Tranche A Term Loans or Tranche B Term Loans hereunder, as indicated to the Administrative Agent, equal to the principal amount so converted. On the First Amendment Effective Date, such Existing Term Loans shall be converted for all purposes of this Agreement into Tranche A Term Loans or Tranche B Term Loans, as the case may be, hereunder, and the Administrative Agent shall record in the Register the aggregate amount of Existing Term Loans converted into Tranche A Term Loans or Tranche B Term Loans, as applicable."

      4. Amendment to Subsection 2.2 (Procedure for Term Loan Borrowing). Subsection 2.2 of the Credit Agreement is hereby amended by deleting subparagraph (a) therefrom and inserting in lieu thereof the following new subparagraph (a):

            "(a) The Borrower shall give the Administrative Agent irrevocable notice ((1) which notice must be received by the Administrative Agent prior to 11:00 A.M., New York City time on the First Amendment Effective Date, in the case of ABR Loans and (2) which notice must be received by the Administrative Agent prior to 11:00 A.M., New York City time three Business Days prior to the First Amendment Effective Date, in the case of LIBOR Loans), specifying (i) whether such Loan is a Tranche A Term Loan or a Tranche B Term Loan, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be an ABR Loan or a LIBOR Loan or a combination thereof, (iv) if the borrowing is to be entirely or partly a LIBOR Loan, the amount to be a LIBOR Loan and (v) the length of the Interest Period for such LIBOR Loan. Any ABR borrowing by the Borrower pursuant to the Term Commitments shall be in an aggregate principal amount equal to $1,000,000 or a whole multiple of $250,000 in excess thereof. Any LIBOR borrowing by the Borrower pursuant to the Term Commitments shall be in an aggregate principal amount equal to $1,000,000 or a whole multiple of $1,000,000 in excess thereof."

      5.    Amendment to Subsection 2.3 (Repayment of Term Loans). Subsection
2.3 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu there of the following new subsection 2.3:

            "2.3 Repayment of Term Loans.

            (a) The Tranche A Term Loan of each Tranche A Term Lender shall mature in 21 consecutive quarterly installments commencing on September 30, 2004, each of which shall be in an amount equal to such Lender's Tranche A Term Percentage multiplied by the amount set forth below opposite such installment.

 Installment Date                       Principal Amount
 ----------------                       ----------------
September 30, 2004                        $    625,000
December 31, 2004                         $    625,000
March 31, 2005                            $    625,000
June 30, 2005                             $    625,000
September 30, 2005                        $    625,000
December 31, 2005                         $    625,000
March 31, 2006                            $    625,000
June 30, 2006                             $    625,000
September 30, 2006                        $    625,000
December 31, 2006                         $    625,000
March 31, 2007                            $    625,000
June 30, 2007                             $    625,000
September 30, 2007                        $  9,375,000
December 31, 2007                         $  9,375,000
March 31, 2008                            $  9,375,000
June 30, 2008                             $  9,375,000
September 30, 2008                        $ 13,750,000
December 31, 2008                         $ 13,750,000
March 31, 2009                            $ 13,750,000

Installment Date                        Principal Amount
----------------                        ----------------
June 30, 2009                             $ 13,750,000
September 30, 2009                        $150,000,000

            "(b) The Tranche B Term Loan of each Tranche B Term Lender shall mature in 25 consecutive quarterly installments, commencing on September 30, 2004, each of which shall be in an amount equal to such Lender's Tranche B Term Percentage multiplied by the amount set forth below opposite such installment.

 Installment Date                       Principal Amount
 ----------------                       ----------------
September 30, 2004                        $    375,000
December 31, 2004                         $    375,000
March 31, 2005                            $    375,000
June 30, 2005                             $    375,000
September 30, 2005                        $    375,000
December 31, 2005                         $    375,000
March 31, 2006                            $    375,000
June 30, 2006                             $    375,000
September 30, 2006                        $    375,000
December 31, 2006                         $    375,000
March 31, 2007                            $    375,000
June 30, 2007                             $    375,000
September 30, 2007                        $    375,000
December 31, 2007                         $    375,000
March 31, 2008                            $    375,000
June 30, 2008                             $    375,000
September 30, 2008                        $    375,000
December 31, 2008                         $    375,000
March 31, 2009                            $    375,000
June 30, 2009                             $    375,000
September 30, 2009                        $    375,000
December 31, 2009                         $    375,000
March 31, 2010                            $    375,000
June 30, 2010                             $    375,000
September 30, 2010                        $141,000,000

      6. Amendments to Subsection 2.18 (Pro Rata Treatment and Payments). Subsection 2.18 of the Credit Agreement is hereby amended as follows:

            (a) by inserting "(a)" at the beginning of the first subparagraph thereof and inserting in such subparagraph (a) (1) the words "Tranche A" prior to the words "Term Percentages" and (2) the words "or Tranche B Term Percentages, as applicable," following the words " Term Percentages"; and

            (b) by deleting from the second sentence of subparagraph (c) thereof the word "thereof' and inserting in lieu thereof the words "of the Tranche A Term Loans and Tranche B Term Loans, as the case may be".

      7. Amendments to Subsection 2.23 (Use of Proceeds). Subsection 2.23 of the Credit Agreement is hereby amended as follows:

            (a) by relettering the existing subparagraph (b) thereof as new subparagraph (c);

            (b)   by inserting the following new subparagraph (b);

            "(b) The proceeds of the Term Loans made on the First Amendment Effective Date shall be used for the Term Loan Refinancing and to pay fees and expenses in connection therewith"; and

            (b) by adding the following language before the word "and" at the end of clause (iii) of new subparagraph (c) thereof: "(including, without limitation, Permitted Acquisitions)".

      8. New Subsection 2.28 (Additional Term Loans). The Credit Agreement is hereby amended by adding the following new subsection 2.28:

            "2.28 Additional Term Loans. (a) The Borrower may at any time prior to the Tranche B Termination Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request up to three additional term loan facilities (each, an "Incremental Term Facility"; the loans thereunder, "Incremental Term Loans"), in each case, in a minimum aggregate principal amount of $50,000,000; provided that
(i) upon the effectiveness of any Incremental Amendment referred to below and at the time any such Incremental Term Loans are made (and after giving effect thereto) (i) no Default or Event of Default shall exist and (ii) after giving effect to and including the aggregate principal amount of such Incremental Term Loans and giving effect to any Permitted Acquisition, the consideration for which consisted in whole or in part of such Incremental Term Loans, the Senior Secured Leverage Ratio as of the last day of the most recently completed fiscal quarter would have been less than 2.50 to 1.00 on a pro forma basis. Notwithstanding anything to the contrary herein, the aggregate amount of the Incremental Term Loans shall not exceed $150,000,000.

            (b) The Incremental Term Loans, if any, (i) shall rank pari passu in right of payment and of security with the Term Loans, (ii) shall not have a final maturity earlier than the Tranche B Termination Date and (iii) except as set forth above, shall be treated substantially the same as (and in any event no more favorably than) the Tranche B Term Loans (in each case, including with respect to mandatory and optional prepayments), provided that the Incremental Term Loans may be priced differently than the Tranche B Term Loans, provided further that if the Applicable Margin (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount payable to all Lenders providing such Incremental Term Loans) relating to Incremental Term Loans exceeds the Applicable Margin relating to Tranche B Term Loans immediately prior to the effectiveness of the applicable Incremental Amendment, the Applicable Margin relating to the Tranche B Term Loans and any previously made

Incremental Term Loans shall be adjusted, as of the date of the applicable Incremental Amendment, to be equal to the Applicable Margin relating to such Incremental Term Loans.

            (c) The notice from the Borrower delivered pursuant to subparagraph (a) of this subsection shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans. Incremental Term Loans may be made by any combination of one or more Lenders (and each Lender will have the right to make a portion of any Incremental Term Loan on terms permitted by this subsection 2.28 and otherwise on terms reasonably acceptable to the Administrative Agent) and one or more other banks or other entities arranged by the Borrower (any such other bank or other financial institution being called a "New Term Lender"). Commitments in respect of Incremental Term Loans shall become Term Commitments under this Agreement pursuant to an amendment (an "Incremental Amendment") to this Agreement and, as appropriate, the other Loan Documents, executed by the Loan Parties, each Lender agreeing to provide such commitment in respect of Incremental Term Loans, if any, each New Term Lender, if any, and the Administrative Agent. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this subsection. The effectiveness of any Incremental Amendment shall be subject to the satisfaction on the date thereof (each, an "Incremental Term Facility Closing Date") of each of the conditions set forth in subsection 5.2 and such other conditions as the parties thereto shall agree. The Borrower will use the proceeds of the Incremental Term Loans for any purpose not prohibited by this Agreement. No Lender shall be obligated to provide any Incremental Term Loans unless it so agrees. No Incremental Term Facility shall require the consent of any Lender other than the agreement of the applicable Lenders providing commitments for such Incremental Term Facility."

      9. Amendment to Subsection 6.9 (Interest Coverage). Subsection 6.9 of the Credit Agreement is hereby amended by inserting below the table therein the following:

            "Covenant calculations shall be made on the date that is the nearest to each quarterly date listed above, to the extent the last day for the relevant fiscal quarter of the Borrower falls on a day other than on the corresponding covenant test date."

      10. Amendment to Subsection 6.10 (Maintenance of Leverage Ratio). Subsection 6.10 of the Credit Agreement is hereby amended by deleting the table therefrom and inserting in lieu thereof the following:

   "Test Date                         Ratio
   ----------                         -----
June 30, 2004                      4.00 to 1.00
September 30, 2004                 4.00 to 1.00
December 31, 2004                  4.00 to 1.00

March 31, 2005                     4.00 to 1.00
June 30, 2005                      4.00 to 1.00
September 30, 2005                 4.00 to 1.00
December 31, 2005                  4.00 to 1.00

March 31, 2006                     3.75 to 1.00
June 30, 2006                      3.75 to 1.00
September 30, 2006                 3.75 to 1.00
December 31, 2006                  3.75 to 1.00
March 31, 2007                     3.50 to 1.00
June 30, 2007                      3.50 to 1.00
September 30, 2007                 3.50 to 1.00
December 31, 2007                  3.50 to 1.00
March 31, 2008
and thereafter                     3.25 to 1.00

Covenant calculations shall be made on the date that is the nearest to each quarterly date listed above, to the extent the last day for the relevant fiscal quarter of the Borrower falls on a day other than on the corresponding covenant test date."

      11. Amendments to Subsection 7.2 (Limitation on Contingent Obligations). Subsection 7.2 of the Credit Agreement is hereby amended by (1) deleting the word "or" after subclause (vi) thereof and inserting in lieu thereof a comma and
(2) by adding the following new subclause (viii):

            "or (viii) guarantees by the Borrower of operating lease obligations of any Domestic Subsidiary incurred in connection with "build to suit" real property improvements in an aggregate amount not to exceed $120,000,000".

      12. Amendments to Subsection 7.6 (Limitations on Indebtedness). Subsection 7.6 of the Credit Agreement is hereby amended as follows:

            (a) by deleting from subparagraph (e) thereof (1) the comma prior to subclause (iii) and inserting in lieu thereof the word "or", (2) the words "or (iv) for Permitted Acquisitions;" and (3) the proviso thereto; and

            (b) by deleting subparagraph (g) thereof in its entirety and inserting in lieu thereof the following new subparagraph (g):

            "(g) unsecured or subordinated Indebtedness of the Borrower having no scheduled principal payments or prepayments prior to September 30, 2011 and which Indebtedness shall be used for Permitted Acquisitions; provided any such Indebtedness under this subsection 7.6(g) may be incurred only when after giving effect to the incurrence of such Indebtedness, the Leverage Ratio is at least 0.25 to 1.00 less than the covenant contained in subsection 6.10; provided further that any such subordinated Indebtedness permitted under this subsection 7.6(g) shall be under subordinated notes pursuant to one or more subordinated note indentures having subordination provisions as favorable to the Lenders as those in the Senior Subordinated Note Indenture of the Borrower;"

      13. Amendments to Subsection 7.11 (Fiscal Year). Subsection 7.11 of the Credit Agreement is hereby amended by adding the following proviso at the end of the subsection:

            "provided, that after the First Amendment Effective Date, the Borrower may, on one occasion, permanently change the date on which the fiscal year of the Borrower and its Subsidiaries ends upon 30 days prior written notice to the Administrative Agent".

      14. Amendments to Subsection 7.12 (Modifications Certain Debt Instruments). Subsection 7.12 of the Credit Agreement is hereby amended by deleting from subclauses (a) and (b) thereof the words "subsection 7.6(e) or
(f)" and inserting in lieu thereof the words "subsection 7.6(e), (f) or (g) or senior unsecured notes issued pursuant to 7.6(g)".

      15. Amendments to Subsection 7.15 (Restricted Payments). Subsection 7.15 of the Credit Agreement is hereby amended as follows:

            (a) by (1) deleting from subparagraph (a) thereof the amount "$25,000,000" and inserting in lieu thereof the amount "$50,000,000", (2) deleting from the proviso to subparagraph (a) thereof the words "not greater" and inserting in lieu thereof the word "less" and (3) deleting from the proviso to subparagraph (a) thereof the amount "$50,000,000" and inserting in lieu thereof the amount "$75,000,000"; and

            (b) by deleting subparagraph (b) thereof in its entirety and inserting in lieu thereof the following new subparagraph (b):

            "(b) the Borrower may make a repurchase or redemption of shares of its Capital Stock, so long as after giving effect to such repurchase or redemption the aggregate cost of all such repurchases and redemptions in the fiscal year during which such repurchase or redemption is to occur is not greater than the amount set forth below opposite such fiscal year:

  Fiscal Periods                       Aggregate Amount
  --------------                       ----------------
2004/2005 combined                       $125,000,000
2006                                     $150,000,000
2007 and thereafter                      $175,000,000

provided, that any originally permitted amounts not used for repurchases or redemptions in any fiscal period listed above may be carried over to be used in the next succeeding fiscal period; provided further, that transactions permitted by subsection 7.16 effected prior to March 31, 2008 shall reduce the amount available for repurchases or redemptions of shares of the Borrower's Capital Stock in the fiscal year in which such transaction occurs by an amount equal to the Indebtedness prepaid, retired, redeemed, purchased, defeased or exchanged."

      16. New Subsection 7.16 (Limitations on Redemptions of Certain Indebtedness). The Credit Agreement is hereby amended by adding the following new subsection 7.16:

            "7.16 Limitation of Redemptions of Certain Indebtedness. Prior to March 31, 2008, optionally prepay, retire, redeem, purchase, defease or exchange, or make or arrange for any mandatory prepayment, retirement, redemption, purchase or defeasance of Indebtedness outstanding pursuant to subsection 7.6(c), (e), (f) or (g); provided that (a) Indebtedness permitted pursuant to subsection 7.6(c) may be refinanced, refunded, renewed or extended in accordance with the provisions of such subsection and (b) Indebtedness permitted pursuant to subsection

7.6(c), (e), (f) or (g) may be redeemed by the Borrower (i) on any date, for aggregate consideration (including any premium paid in connection with such redemption) not in excess of the lesser of (x) $25,000,000 (less the aggregate consideration for all prior redemptions of such Indebtedness during such fiscal year) and (y) the amount available for redemptions or repurchases of the Borrower's Capital Stock pursuant to 7.15(b) for the fiscal year in which such date falls and (ii) with consideration consisting of the proceeds of the issuance of shares of the Borrower's Capital Stock, to the extent the Borrower is not otherwise required to make a prepayment under subsection 2.12(b)."

      17. Amendments to Section 8 (Events of Default). Section 8 of the Credit Agreement is hereby amended by deleting each occurrence of the words "Term Loan Commitments" from the text following subparagraph 0) thereof and inserting in lieu thereof the words "Term Commitments".

      18.   Amendments to Subsection 10.1 (Amendments and Waivers). Subsection
10.1 of the Credit Agreement is hereby amended by adding the words "or 2.28(c)" at the end of subparagraph (b)(iii) thereof.

      19. Amendments to Subsection 10.2 (Notices). Subsection 10.2 of the Credit Agreement is hereby amended by deleting the existing notice address for the Borrower and each Subsidiary Borrower and replacing it with the following language:

            "The Scotts Company
            14111 Scottslawn Road
            Marysville, Ohio 43041
            Attn.: Treasurer
            Telephone: (937) 644-7221
            Telecopy: (937) 578-5754

                  With a copy sent to:
                  Vorys, Sater, Seymour and Pease LLP
                  52 East Gay Street
                  Columbus, Ohio 43215
                  Attn.: John B. Weimer, Esq. And Stephen D. Browning, Esq.
                  Telephone: (614) 464-8343
                  Telecopy: (614) 719-5086"

      20. Amendments to Subsection 10.6 (Successors and Assigns; Participations and Assignments). Subsection 10.6 of the Credit Agreement is hereby amended as follows:

            (a) by inserting in subparagraph (b)(ii)(A)(1) thereof the words "or Tranche A Term Facility" following the words "Revolving Facilities"; and

            (b) by inserting in subparagraph (b)(ii)(A)(2) thereof the words "Tranche B" prior to the words "Term Facility".

      21. Amendments to Annex A (Pricing Grid for Revolving Credit Loans; Term Loans and Facility Fee). Annex A to the Credit Agreement is hereby amended by deleting the pricing grid applicable to Term Loans and inserting in lieu thereof the following new pricing grid applicable to Term Loans:

                                Applicable
                                  Margin
                           Tranche A Term Loans
                           --------------------
 Leverage Ratio            LIBOR           ABR
 --------------            -----          -----
> or = 2.00 to 1.00        1.25%          0.00%
< 2.00 to 1.00             1.00%          0.00%
< 1.25 to 1.00             0.75%          0.00%

                                Applicable
                                  Margin
                           Tranche B Term Loans
                           --------------------
                           LIBOR           ABR
                           -----          -----
                           1.50%          0.00%

      22. Representations and Warranties. On and as of the date hereof, and after giving effect to this First Amendment, each of the Borrower and the Subsidiary Borrowers hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis, and to the extent that such representations and warranties expressly relate to a specific earlier date in which case it hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

      23. Conditions to Effectiveness. This First Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions precedent:

            (a) First Amendment. The Administrative Agent shall have received counterparts of this First Amendment, duly executed and delivered by the Administrative Agent, the Borrower, each Subsidiary Borrower, each Lender with a Tranche A Term Commitment, each Lender with a Tranche B Term Commitment and the Required Lenders.

            (b) Fees and Expenses. The Lenders and the Administrative Agent shall have received all fees required to be paid on or before the First Amendment Effective Date, and all expenses required to be paid on or before the First Amendment Effective Date for which invoices have been timely presented, including, without limitation, the reasonable fees and expenses of legal counsel, on or before the First Amendment Effective Date.

            (c) Security Documents. The Administrative Agent shall have received the Second Acknowledgment and Confirmation of Guarantee and Collateral Agreements and Mortgages, substantially in the form of Exhibit A hereto, duly executed and delivered by the Borrower and each other Loan Party.

            (d) Term Loan Refinancing. The Term Loan Refinancing shall have been consummated or arrangements reasonably satisfactory to the Administrative Agent shall have been made for the consummation thereof.

            (e) Closing Certificate. The Administrative Agent shall have received a certificate of each Loan Party, dated the First Amendment Effective Date, substantially in the form of the certificates delivered on the Closing Date pursuant to subsection 5.1(f) of the Credit Agreement, with appropriate insertions and attachments.

            (f) Legal Opinion. The Administrative Agent and each Lender with a Tranche A Term Commitment or a Tranche B Term Commitment shall have received an executed legal opinion of Vorys, Sater, Seymour and Pease LLP, special counsel to the Borrower, dated the First Amendment Effective Date and addressed to the Administrative Agent and the Tranche A Term Lenders and the Tranche B Term Lenders substantially in the form of Exhibit H to the Credit Agreement.

      24. Title Endorsements. The Borrower shall use commercially reasonable efforts to deliver proof of re-endorsed or down-dated mortgagee's title insurance with respect to each Mortgaged Property in form and substance reasonably satisfactory to the Administrative Agent within 90 days of the First Amendment Effective Date.

      25. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of any Lender's willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this First Amendment).

      26. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this First Amendment, including, without limitation the reasonable fees and disbursements of counsel to the Administrative Agent.

      27. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      28. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                          THE SCOTTS COMPANY

                          By: /s/ Christopher L. Nagel
                              ----------------------------------------------
                              Name: Christopher L. Nagel
                              Title: Executive Vice President and CFO

                          HYPONEX CORPORATION

                          By: /s/ Christopher L. Nagel
                              ----------------------------------------------
                              Name: Christopher L. Nagel
                              Title: Executive Vice President and CFO

                          MIRACLE GARDEN CARE LIMITED

                          By: /s/ Paul DeSantis
                              ----------------------------------------------
                              Name: Paul DeSantis
                              Title: Power of Attorney

                          OM SCOTT INTERNATIONAL INVESTMENTS LTD.

                          By: /s/ Paul DeSantis
                              ----------------------------------------------
                              Name: Paul DeSantis
                              Title: Power of Attorney

                          SCOTTS AUSTRALIA PTY. LTD

                          By: /s/ Paul DeSantis
                              ----------------------------------------------
                              Name: Paul DeSantis
                              Title: Power of Attorney

                          SCOTTS CANADA LTD.

                          By: /s/ Edward R. Claggett
                              ----------------------------------------------
                              Name: Edward R. Claggett
                              Title: Vice President and Assistant Secretary

                          SCOTTS HOLDINGS LIMITED

                          By: /s/ Paul DeSantis
                              ----------------------------------------------
                              Name: Paul DeSantis
                              Title: Power of Attorney

                          SCOTTS MANUFACTURING COMPANY

                          By: /s/ Christopher L. Nagel
                              ----------------------------------------------
                              Name: Christopher L. Nagel
                              Title: Executive Vice President and CFO

                          SCOTTS-SIERRA HORTICULTURAL PRODUCTS COMPANY

                          By: /s/ Christopher L. Nagel
                              ----------------------------------------------
                              Name: Christopher L. Nagel
                              Title: Executive Vice President and CFO

                          SCOTTS-SIERRA INVESTMENTS, INC.

                          By: /s/ Edward R. Claggett
                              ----------------------------------------------
                              Name: Edward R. Claggett
                              Title: President and CEO

                          SCOTTS TEMECULA OPERATIONS, LLC

                          By: /s/ Christopher L. Nagel
                              ----------------------------------------------
                              Name: Christopher L. Nagel
                              Title: Executive Vice President and CFO

                          SCOTTS TREASURY EEIG

                          By: /s/ Brian K. Weyer
                              ----------------------------------------------
                              Name: Brian K. Weyer
                              Title: Manager

                          THE SCOTTS COMPANY (UK) LTD.

                          By: /s/ Paul DeSantis
                              ----------------------------------------------
                              Name: Paul DeSantis
                              Title: Power of Attorney

                          JPMORGAN CHASE BANK, as Administrative Agent and as a Lender

                          By: /s/ Randolph Cates
                              ----------------------------------------------
                              Name: Randolph Cates
                              Title: Vice President

                          CITICORP NORTH AMERICA, INC., as Syndication Agent and as a Lender

                          By: /s/ Caroline A. Stead
                              ----------------------------------------------
                              Name: Caroline A. Stead
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          AIMCO CDO SERIES 2000-A

                          By: /s/ Chris Goergen
                              ----------------------------------------------
                              Name: Chris Goergen

                          By: /s/ Jerry D. Zinkula
                              ----------------------------------------------
                              Name:   Jerry D. Zinkula

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          AIM FLOATING RATE FUND

                          By: INVESCO Senior Secured Management, Inc. As
                              Sub-Adviser

                          By: /s/ Thomas H.B. Ewald
                              ----------------------------------------------
                              Name: Thomas H.B. Ewald
                              Title: Authorized Signatory

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          ALLSTATE LIFE INSURANCE COMPANY

                          By: /s/ Chris Goergen
                              ----------------------------------------------
                              Name: Chris Goergen

                          By: /s/ Jerry D. Zinkula
                              ----------------------------------------------
                              Name: Jerry D. Zinkula

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          AMERICAN EXPRESS CERTIFICATE COMPANY
                          By: American Express Asset Management Group
                          as Collateral Manager

                          By: /s/ Yvonne E. Stevens
                              ----------------------------------------------
                              Name: Yvonne E. Stevens
                              Title: Senior Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          APEX (IDM) CDO I, LTD.
                          BABSON CLO LTD. 2003-1
                          By: Babson Capital Management LLC
                              as Collateral Manager

                          By: /s/ David P. Wells, CFA
                              ----------------------------------------------
                              Name: David P. Wells, CFA
                              Title: Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          APEX (Trimaran) CDO I, LTD.
                          By: Trimaran Advisors, L.L.C.

                          By: /s/ David M. Millison
                              ----------------------------------------------
                              Name: David M. Millison
                              Title: Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          AVALON CAPITAL LTD.
                          By: INVESCO Senior Secured Management, Inc. As
                              Portfolio Advisor

                          By: /s/ Thomas H.B. Ewald
                              ----------------------------------------------
                              Name: Thomas H.B. Ewald
                              Title: Authorized Signatory

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          AVALON CAPITAL LTD. 2
                          By: INVESCO Senior Secured Management, Inc.
                              As Portfolio Advisor

                          By: /s/ Thomas H.B. Ewald
                              ----------------------------------------------
                              Name: Thomas H.B. Ewald
                              Title: Authorized Signatory

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          BANK OF AMERICA, N.A.

                          By: /s/ Sharon Burks Horos
                              ----------------------------------------------
                              Name: Sharon Burks Horos
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          BANK OF MONTREAL

                          By: /s/ S. Valia
                              ----------------------------------------------
                              Name: S. Valia
                              Title: MD

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                          By: /s/ A. Bernstein
                              ----------------------------------------------
                              Name: A. Bernstein
                              Title: Asst. Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          BIG SKY SENIOR LOAN FUND, LTD.
                          BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

                          By: /s/ Michael B. Botthof
                              ----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          BILL & MELINDA GATES FOUNDATION
                          By: Babson Capital Management LLC
                              as Investment Advisor

                          By: /s/ David P. Wells, CFA
                              ----------------------------------------------
                              Name: David P. Wells, CFA
                              Title: Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          BNP PARIBAS

                          By: /s/ Rosalie C. Hawley
                              ----------------------------------------------
                              Name: Rosalie C. Hawley
                              Title: Director

                          By: /s/ Peter C. Labrie
                              ----------------------------------------------
                              Name: Peter C. Labrie
                              Title: Central Region Manager

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          CARLYLE HIGH YIELD PARTNERS II, LTD.

                          By: /s/ Linda Pace
                              ----------------------------------------------
                              Name: Linda Pace
                              Title: Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          CARLYLE HIGH YIELD PARTNERS III, LTD.

                          By: /s/ Linda Pace
                              ----------------------------------------------
                              Name: Linda Pace
                              Title: Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          CARLYLE LOAN OPPORTUNITY FUND

                          By: /s/ Linda Pace
                              ----------------------------------------------
                               Name: Linda Pace
                               Title: Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          CALYON NEW YORK BRANCH

                          By: /s/ Lee E. Greve
                              ----------------------------------------------
                              Name: Lee E. Greve
                              Title: Managing Director

                          By: /s/ Joseph Philbin
                              ----------------------------------------------
                              Name: Joseph Philbin
                              Title: Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          CENTURION CDO II, LTD.
                          By: American Express Asset Management Group, Inc.
                              as Collateral Manager

                          By: /s/ Leanne Stavrakis
                              ----------------------------------------------
                              Name: Leanne Stavrakis
                              Title: Director - Operations

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          CENTURION CDO III, LIMITED
                          By: American Express Asset Management Group Inc. as
                              Collateral Manager

                          By: /s/ Leanne Stavrakis
                              ----------------------------------------------
                              Name: Leanne Stavrakis
                              Title: Director - Operations

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          CENTURION CDO VI, LTD.
                          By: American Express Asset Management Group as
                              Collateral Manager

                          By: /s/ Leanne Stavrakis
                              ----------------------------------------------
                              Name: Leanne Stavrakis
                              Title: Director - Operations

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          CENTURION CDO VII, LTD.
                          By: American Express Asset Management Group, Inc. as
                              Collateral Manager

                          By: /s/ Leanne Stavrakis
                              ----------------------------------------------
                              Name: Leanne Stavrakis
                              Title: Director - Operations

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          CHARTER VIEW PORTFOLIO
                          By: INVESCO Senior Secured Management, Inc. As
                              Investment Advisor

                          By: /s/ Thomas H.B. Ewald
                              ----------------------------------------------
                              Name: Thomas H.B. Ewald
                              Title: Authorized Signatory

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          CITIZENS BANK OF PENNSYLVANIA

                          By: /s/ Dwayne R. Finney
                              ----------------------------------------------
                              Name: Dwayne R. Finney
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          CLYDESDALE CLO 2001-1, LTD.

                          Nomura Corporate Research and Asset Management Inc. as Collateral Manager

                          By: /s/ Elizabeth MacLean
                              ----------------------------------------------
                              Name: Elizabeth MacLean
                              Title: Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          COBANK, ACB

                          By: /s/ S. Richard Dill
                              ----------------------------------------------
                              Name: S. Richard Dill
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          COLUMBUS LOAN FUNDING LTD.

                          By: /s/ Daniel Slotkin
                              ----------------------------------------------
                              Name: Daniel Slotkin
                              Title: Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          COMERICA BANK

                          By: /s/ Ryan Oliver
                              ----------------------------------------------
                              Name: Ryan Oliver
                              Title: Assistant Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          COSTANTINUS EATON VANCE CDO V, LTD
                          BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

                          By: /s/ Michael B. Botthof
                              ----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          C-SQUARED CDO LTD.

                          By: TCW Advisor, Inc., as its Portfolio Manager

                          By: /s/ Jonathan R. Insull
                              ----------------------------------------------
                              Name: Jonathan R. Insull
                              Title: Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          DIVERSIFIED CREDIT PORTFOLIO LTD.
                          By: INVESCO Senior Secured Management, Inc.

                          By: /s/ Thomas H.B. Ewald
                              ----------------------------------------------
                              Name: Thomas H.B. Ewald
                              Title: Authorized Signatory

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          DRYDEN IV LEVERAGED LOAN CDO 2003
                          By: Prudential Investment Management, Inc., as Collateral Manager

                          By: /s/ B. Ross Smead
                              ----------------------------------------------
                              Name: B. Ross Smead
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          DRYDEN V LEVERAGED LOAN CDO 2003
                          By: Prudential Investment Management, Inc., as
                              Collateral Manager

                          By: /s/ B. Ross Smead
                              ----------------------------------------------
                              Name: B. Ross Smead
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          EATON VANCE CDO II, LTD.
                          BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

                          By: /s/ Michael B. Botthof
                              ----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          EATON VANCE CDO III, LTD.
                          BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

                          By: /s/ Michael B. Botthof
                              ----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          EATON VANCE CDO VI, LTD.
                          BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

                          By: /s/ Michael B. Botthof
                              ----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          EATON VANCE VT FLOATING-RATE INCOME FUND
                          BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

                          By: /s/ Michael B. Botthof
                              ----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                          BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

                          By: /s/ Michael B. Botthof
                              ----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          EATON VANCE LIMITED DURATION INCOME FUND
                          BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

                          By: /s/ Michael B. Botthof
                              ----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          EATON VANCE SENIOR FLOATING-RATE TRUST
                          BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

                          By: /s/ Michael B. Botthof
                              ----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          ELC (CAYMAN) LTD. 1999-II
                          ELC (CAYMAN) LTD. 2000-I
                          By: Babson Capital Management LLC as Collateral
                              Manager

                          By: /s/ David P. Wells, CFA
                              ----------------------------------------------
                              Name: David P. Wells, CFA
                              Title: Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          ELC (CAYMAN) LTD. CDO SERIES 1999-I
                          ELC (CAYMAN) LTD. 1999-III
                          By: Babson Capital Management LLC as Collateral
                              Manager

                          By: /s/ David P. Wells, CFA
                              ----------------------------------------------
                              Name: David P. Wells, CFA
                              Title: Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          ELC FUNDING LLC

                          By: /s/ Shawn Hendrickson
                              ----------------------------------------------
                              Name: Shawn Hendrickson
                              Title: Attorney-In-Fact

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          ERSTE BANK NEW YORK BRANCH

                          By: /s/ Paul Judicke
                              ----------------------------------------------
                              Name: Paul Judicke
                              Title: Director

                          By: /s/ John Fay
                              ----------------------------------------------
                              Name: John Fay
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          FARM CREDIT SERVICES OF MINNESOTA VALLEY, PCA, DBA FCS COMMERCIAL FINANCE GROUP

                          By: /s/ James M. Grafing
                              ----------------------------------------------
                              Name: James M. Grafing
                              Title: SVP-Syndicated Finance

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

                          By: /s/ John H. Costello
                              ----------------------------------------------
                              Name: John H. Costello
                              Title: Assistant Treasurer

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          FIFTH THIRD BANK (CENTRAL OHIO)

                          By: /s/ Christopher D. Jones
                              ----------------------------------------------
                              Name: Christopher D. Jones
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          FLEET NATIONAL BANK

                          By: /s/ David Catherall
                              ----------------------------------------------
                              Name: David Catherall
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          FORTIS CAPITAL CORP.

                          By: /s/ John W. Deegan
                              ----------------------------------------------
                              Name: John W. Deegan
                              Title: Senior Vice President

                          By: /s/ Douglas V. Riahi
                              ----------------------------------------------
                              Name: John W. Deegan
                              Title: Senior Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          FOXE BASIN CLO 2003, LTD.
                          By Royal Bank of Canada as Collateral Manager

                          By: /s/ Melissa Marano
                              ----------------------------------------------
                              Name: Melissa Marano
                              Title: Authorized Signatory

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          FRANKLIN FLOATING RATE MASTER SERIES

                          FRANKLIN FLOATING RATE DAILY ACCESS FUND

                          FRANKLIN CLO IV, LIMITED

                          By: /s/ Tyler Chan
                              ----------------------------------------------
                              Name: Tyler Chan
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          GRAYSON & CO

                          BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT
                          ADVISOR

                          By: /s/ Michael B. Botthof
                              ----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          HARBOUR VIEW CLO IV, LTD.

                          By: /s/ Lisa Chaffee
                              ----------------------------------------------
                              Name: Lisa Chaffee
                              Title: Manager

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          HARBOUR VIEW CLO V, LTD.

                          By: /s/ Lisa Chaffee
                              ----------------------------------------------
                              Name: Lisa Chaffee
                              Title: Manager

                          HARBOUR TOWN FUNDING LLC

                          By: /s/ Meredith Koslick
                              ----------------------------------------------
                              Name: Meredith Koslick
                              Title: Assistant Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          HARRIS TRUST AND SAVINGS BANK

                          By: /s/ Kimberly A. Yates
                              ----------------------------------------------
                              Name: Kimberly A. Yates
                              Title: Vice President

                          BANK OF MONTREAL

                          By: /s/ Rebecca Kuntz
                              ----------------------------------------------
                              Name: Rebecca Kuntz
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          HEWETT'S ISLAND CDO, LTD.
                          By: CypressTree Investment Management Company, Inc.,
                              as Portfolio Manager.

                          By: /s/ Preston I. Carnes, Jr.
                              ----------------------------------------------
                              Name: Preston I. Carnes, Jr.
                              Title: Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH

                          By: /s/ Ken Hamilton
                              ----------------------------------------------
                              Name: Ken Hamilton
                              Title: Director

                          By: /s/ Shannon Batchman
                              ----------------------------------------------
                              Name: Shannon Batchman
                              Title: Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          IDS LIFE INSURANCE COMPANY
                          By: American Express Asset Management Group, Inc. as
                              Collateral Manager

                          By: /s/ Yvonne E. Stevens
                              ----------------------------------------------
                              Name: Yvonne E. Stevens
                              Title: Senior Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          PILGRIM CLO 1999-1 LTD.
                          By: ING Investments, LLC as its Investment manager

                          By: /s/ Brian S. Horton
                              ----------------------------------------------
                              Name: Brian S. Horton
                              Title: Vice President

                          SEQUILS - PILGRIM I, LTD
                          By: ING Investments, LLC as its investment manager

                          By: /s/ Brian S. Horton
                              ----------------------------------------------
                              Name: Brian S. Horton
                              Title: Vice President

                          ING PRIME RATE TRUST
                          By: ING Investment Management, Co , as its investment manager

                          By: /s/ Brian S. Horton
                              ----------------------------------------------
                              Name: Brian S. Horton
                              Title: Vice President

                          ING SENIOR INCOME FUND
                          By: ING Investment Management, Co. as its investment manager

                          By: /s/ Brian S. Horton
                              ----------------------------------------------
                              Name: Brian S. Horton
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          INVESCO EUROPEAN CDO I S.A.
                          By: INVESCO Senior Secured Management, Inc. As
                              Collateral Manager

                          By: /s/ Thomas H.B. Ewald
                              ----------------------------------------------
                              Name: Thomas H.B. Ewald
                              Title: Authorized Signatory

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          KEYBANK NATIONAL ASSOCIATION

                          By: /s/ David J. Wechter
                              ----------------------------------------------
                              Name: David J. Wechter
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          KZH CRESCENT-3 LLC

                          By: /s/ Susan Lee
                              ----------------------------------------------
                              Name: Susan Lee
                              Title: Authorized Agent

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          KZH CYPRESSTREE-1 LLC

                          By: /s/ Susan Lee
                              ----------------------------------------------
                              Name: Susan Lee
                              Title: Authorized Agent

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          KZH PONDVIEW LLC

                          By: /s/ Susan Lee
                              ----------------------------------------------
                              Name: Susan Lee
                              Title: Authorized Agent

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          KZH RIVERSIDE LLC

                          By: /s/ Susan Lee
                              ----------------------------------------------
                              Name: Susan Lee
                              Title: Authorized Agent

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          KZH SOLEIL LLC

                          By: /s/ Susan Lee
                              ----------------------------------------------
                              Name: Susan Lee
                              Title: Authorized Agent

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          KZH SOLEIL-2 LLC

                          By: /s/ Susan Lee
                              ----------------------------------------------
                              Name: Susan Lee
                              Title: Authorized Agent

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          KZH STERLING LLC

                          By: /s/ Susan Lee
                              ----------------------------------------------
                              Name: Susan Lee
                              Title: Authorized Agent

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          LASALLE BANK NATIONAL ASSOCIATION

                          By: /s/ Warren F. Weber
                              ----------------------------------------------
                              Name: Warren F. Weber
                              Title: First Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          LOAN FUNDING V, LLC
                          By: Prudential Investment Management, Inc., as Portfolio Manager

                          By: /s/ B. Ross Smead
                              ----------------------------------------------
                              Name: B. Ross Smead
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          BLACKROCK LIMITED DURATION INCOME FUND
                          MAGNETITE V CLO, LIMITED

                          By: /s/ Tom Colwell
                              ----------------------------------------------
                              Name: Tom Colwell
                              Title: Auth. Signatory

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          MAPLEWOOD (CAYMAN) LIMITED
                          By: Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as investment manager

                          By: /s/ David P. Wells, CFA
                              ----------------------------------------------
                              Name: David P. Wells, CFA
                              Title: Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                          By: Babson Capital Management LLC as Investment
                          Adviser

                          By: /s/ David P. Wells, CFA
                              ----------------------------------------------
                              Name: David P. Wells, CFA
                              Title: Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          METROPOLITAN LIFE INSURANCE COMPANY, as lender

                          By: /s/ James Dingler
                              ----------------------------------------------
                              Name: James Dingler
                              Title: Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          MIZUHO CORPORATE BANK, LTD.

                          By: /s/ Greg Botshon
                              ----------------------------------------------
                              Name: Greg Botshon
                              Title: Senior Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          MONUMENT PARK CDO LTD.
                          By: Blackstone Debt Advisors L.P. As Collateral
                              Manager

                          By: /s/ Dean T. Criares
                              ----------------------------------------------
                              Name: Dean T. Criares
                              Title: Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          MOUNTAIN CAPITAL CLO 1 LTD.

                          By: /s/ Darren P. Riley
                              ----------------------------------------------
                              Name: Darren P. Riley
                              Title: Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          NATIONAL CITY BANK

                          By: /s/ Thomas E. Redmond
                              ----------------------------------------------
                              Name: Thomas E. Redmond
                              Title: Senior Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          NOMURA BOND & LOAN FUND

                          By: UFJ Trust Bank Limited as Trustee

                          By: Nomura Corporate Research and Asset Management
                              Inc.
                              Attorney in Fact

                          By: /s/ Elizabeth MacLean
                              ----------------------------------------------
                              Name: Elizabeth MacLean
                              Title: Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          THE NORINCHUKIN BANK, NEW YORK BRANCH

                          By: /s/ Toshifumi Tsukitani
                              ----------------------------------------------
                              Name: Toshifumi Tsukitani
                              Title: General Manager

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          THE NORTHERN TRUST COMPANY

                          By: /s/ David J. Sullivan
                              ----------------------------------------------
                              Name: David J. Sullivan
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          OCTAGON INVESTMENT PARTNERS II, LLC
                          By: Octagon Credit Investors, LLC as sub-investment
                              manager

                          By: /s/ Andrew D. Gordon
                              ----------------------------------------------
                              Name: Andrew D. Gordon
                              Title: Portfolio Manager

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          OCTAGON INVESTMENT PARTNERS III, LTD.
                          By: Octagon Credit Investors, LLC as Portfolio Manager

                          By: /s/ Andrew D. Gordon
                              ----------------------------------------------
                              Name: Andrew D. Gordon
                              Title: Portfolio Manager

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          OCTAGON INVESTMENT PARTNERS V, LTD.
                          By: Octagon Credit Investors, LLC as Portfolio Manager

                          By: /s/ Andrew D. Gordon
                              ----------------------------------------------
                              Name: Andrew D. Gordon
                              Title: Portfolio Manager

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          OCTAGON INVESTMENT PARTNERS VI, LTD.
                          By: Octagon Credit Investors, LLC as collateral
                              manager

                          By: /s/ Andrew D. Gordon
                              ----------------------------------------------
                              Name: Andrew D. Gordon
                              Title: Portfolio Manager

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          OXFORD STRATEGIC INCOME FUND
                          BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

                          By: /s/ Michael B. Botthof
                              ----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          PINEHURST TRADING, INC.

                          By: /s/ Meredith Koslick
                              ----------------------------------------------
                              Name: Meredith Koslick
                              Title: Assistant Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          COOPERATIEVE CENTRALE RAIFFEISEN-BORENLEENBANK B.A., "RABOBANK INTERNATIONAL" NEW YORK BRANCH

                          By: /s/ Michael L. Laurie
                              ----------------------------------------------
                              Name: Michael L. Laurie
                              Title: Executive Director

                          By: /s/ Rebecca Morrow
                              ----------------------------------------------
                              Name: Rebecca Morrow
                              Title: Executive Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          RIVIERA FUNDING LLC

                          By: /s/ Meredith Koslick
                              ----------------------------------------------
                              Name: Meredith Koslick
                              Title: Assistant Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          SAGAMORE CLO LTD.
                          By. INVESCO Senior Secured Management, Inc. As
                              Collateral Manager

                          By: /s/ Thomas H.B. Ewald
                              ----------------------------------------------
                              Name: Thomas H.B. Ewald
                              Title: Authorized Signatory

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          SANKATY ADVISORS, LLC
                          as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

                          By: /s/ Diane J. Exter
                              ----------------------------------------------
                              Name: Diane J. Exter
                              Title: Managing Director
                                     Portfolio Manager

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          SANKATY ADVISORS, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

                          By: /s/ Diane J. Exter
                              ----------------------------------------------
                              Name: Diane J. Exter
                              Title: Managing Director
                                     Portfolio Manager

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          SANKATY ADVISORS, LLC as Collateral Manager for CASTLE HILL I-INGOTS, LTD., as Term Lender

                          By: /s/ Diane J. Exter
                              ----------------------------------------------
                              Name: Diane J. Exter
                              Title: Managing Director
                                     Portfolio Manager

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          SANKATY HIGH YIELD PARTNERS II, L.P.

                          By: /s/ Diane J. Exter
                              ----------------------------------------------
                              Name: Diane J. Exter
                              Title: Managing Director
                                     Portfolio Manager

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          SANKATY HIGH YIELD PARTNERS III, L.P.

                          By: /s/ Diane J. Exter
                              ----------------------------------------------
                              Name: Diane J. Exter
                              Title: Managing Director
                                     Portfolio Manager

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          SARATOGA CLO I, LIMITED
                          By: INVESCO Senior Secured Management, Inc. As Asset
                              Manager

                          By: /s/ Thomas H.B. Ewald
                              ----------------------------------------------
                              Name: Thomas H.B. Ewald
                              Title: Authorized Signatory

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          SEABOARD CLO 2000 LTD.
                          BY: Babson Capital Management LLC as Collateral
                              Manager

                          By: /s/ David P. Wells, CFA
                              ----------------------------------------------
                              Name: David P. Wells, CFA
                              Title: Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          SENIOR DEBT PORTFOLIO
                          By: Boston Management and Research as Investment
                              Advisor

                          By: /s/ Michael B. Botthof
                              ----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          SEQUILS-CENTURION V, LTD.
                          By: American Express Asset Management Group, Inc. as
                              Collateral Manager

                          By: /s/ Leanne Stavrakis
                              ----------------------------------------------
                              Name: Leanne Stavrakis
                              Title: Director - Operations

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          SEQUILS-LIBERTY, LTD.
                          By: INVESCO Senior Secured Management, Inc. As
                              Collateral Manager

                          By: /s/ Thomas H.B. Ewald
                              ----------------------------------------------
                              Name: Thomas H.B. Ewald
                              Title: Authorized Signatory

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          SIERRA CLO I LTD

                          By: /s/ Kevin J. Hickame
                              ----------------------------------------------
                              Name: Kevin J. Hickame
                              Title: Managing Director
                                     Centre Pacific, LLP

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          STEIN ROE & FARNHAM CLO I LTD.

                          By: Columbia Management Advisors, Inc. (f/k/a Stein Roe & Farnham Incorporated),
                          As Portfolio Manager

                          By: /s/ Thomas R. Bouchard
                              ----------------------------------------------
                              Name: Thomas R. Bouchard
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          SUFFIELD CLO, LIMITED
                          TRYON CLO LTD. 2000-I
                          By: Babson Capital Management LLC as Collateral
                          Manager

                          By: /s/ David P. Wells, CFA
                              ----------------------------------------------
                              Name: David P. Wells, CFA
                              Title: Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          THE SUMITOMO TRUST AND BANKING CO., LTD., NEW YORK BRANCH

                          By: /s/ Elizabeth A. Quirk
                              ----------------------------------------------
                              Name: Elizabeth A. Quirk
                              Title: Vice-President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          SUNTRUST BANK

                          By: /s/ Molly J. Drennan
                              ----------------------------------------------
                              Name: Molly J. Drennan
                              Title: Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          TCW SELECT LOAN FUND, LIMITED
                          By: TCW Advisors, Inc. as its Collateral Manager

                          By: /s/ Richard F. Kurth
                              ----------------------------------------------
                              Name: Richard F. Kurth
                              Title: Senior Vice President

                          By: /s/ Jonathan R. Insull
                              ----------------------------------------------
                              Name: Jonathan R. Insull
                              Title: Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          LOAN FUNDING I LLC,
                          a wholly owned subsidiary of Citibank, N.A.

                          By: TCW Advisors, Inc., as portfolio manager of Loan Funding I LLC

                          By: /s/ Richard F. Kurth
                              ----------------------------------------------
                              Name: Richard F. Kurth
                              Title: Senior Vice President

                          By: /s/ Jonathan R. Insull
                              ----------------------------------------------
                              Name: Jonathan R. Insull
                              Title: Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          THE BANK NEW YORK

                          By: /s/ Kenneth R. McDonnell
                              ----------------------------------------------
                              Name: Kenneth R. McDonnell
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          THE BANK OF NOVA SCOTIA

                          By: /s/ V. Gibson
                              ----------------------------------------------
                              Name: V. Gibson
                              Title: Assistant Agent

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          THE HUNTINGTON NATIONAL BANK
                          a national banking association

                          By: /s/ Mark A. Koscielski
                              ----------------------------------------------
                              Name: Mark A. Koscielski
                              Title: Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          TOLLI & CO.
                          By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

                          By: /s/ Michael B. Botthof
                              ----------------------------------------------
                              Name: Michael B. Botthof
                              Title: Vice President

                                                              Signature Page to
                                   the First Amendment under The Scotts Company
                                   Second Amended and Restated Credit Agreement

                         UNION SQUARE CDO LTD.
                         By: Blackstone Debt Advisors L.P. As Collateral Manager

                         By: /s/ Dean T. Criares
                             ----------------------------------------------
                             Name: Dean T. Criares
                              Title: Managing Director

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY

                          By: /s/ Kwong Yew Wong
                              ----------------------------------------------
                              Name: Kwong Yew Wong
                              Title: Agent & General Manager

                          By: /s/ Philip Cheong
                              ----------------------------------------------
                              Name: Philip Cheong
                              Title: VP & Deputy General Manager

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          UFJ BANK LIMITED

                          By: /s/ Stephen C. Small
                              ----------------------------------------------
                              Name: Stephen C. Small
                              Title: Senior Vice President

                                                               Signature Page to
                                    the First Amendment under The Scotts Company
                                    Second Amended and Restated Credit Agreement

                          U.S. BANK NATIONAL ASSOCIATION

                          By: /s/ Robert H. Friend
                              ----------------------------------------------
                              Name: Robert H. Friend
                              Title: Vice President